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                              SIXTH AMENDMENT TO

                  FIRST AMENDED AND RESTATED CREDIT AGREEMENT









                                     among



                       TEAM FLEET SERVICES CORPORATION,



                            TEAM RENTAL GROUP, INC.



                                      and



                                NBD BANK, N.A.











                            DATED AS OF MAY 1, 1996









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                              SIXTH AMENDMENT TO
                  FIRST AMENDED AND RESTATED CREDIT AGREEMENT


         THIS SIXTH AMENDMENT, dated as of the 1st day of May, 1996, is among TEAM FLEET SERVICES CORPORATION, TEAM RENTAL GROUP, INC. and
NBD BANK, N.A.  The parties agree as follows:

                                  WITNESSETH:

         WHEREAS, on January 12, 1995, the parties entered into a certain First Amended and Restated Credit Agreement, as amended May 23, 1995, July 11, 1995, December 29, 1995, February 27, 1996 and March 28, 1996 (the "Original Agreement"); and

         WHEREAS, the parties desire to further amend the Original Agreement as herein provided;

         NOW, THEREFORE, in consideration of the premises, and the promises herein contained, the parties agree that the Original Agreement shall be, and it hereby is, amended as follows:


                         PART I. AMENDATORY PROVISIONS

                                   SECTION 1

                                  DEFINITIONS

         1.1. Defined Terms.

                  (a) Section 1.1 of the Original Agreement is hereby amended by substituting the following new definitions in lieu of the existing like definitions:

                           "Applicable Margin" means (a) in the case of the Working Capital Line (i) 2.5% prior to the infusion of Additional Equity and (ii) 2.0% upon and after the infusion of Additional Equity, and (b) in the case of the Floor Plan Line (A) 2.25% prior to the infusion of Additional Equity, and (B) 1.75% upon and after the infusion of Additional Equity.

                           "Floor Plan Line" means the secured floor plan revolving credit in the maximum principal amount of Forty-One Million Dollars ($41,000,000) from the date hereof to and including November 1, 1996, governed by this Agreement, including any renewal or extension thereof.

                           "Non-Vehicle Leverage Ratio" means, on the date of determination, Team Rental's consolidated (a) total Indebtedness minus indebtedness related to financed vehicles (excluding such indebtedness which constitutes a contingent liability of a Borrower, but, for financial statement purposes, has been included in Team Rental's consolidated financial statements) divided by (b) Net Worth.

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                           "Working Capital Line" means the secured working
         capital revolving credit in the maximum principal amount of Thirteen Million Dollars ($13,000,000) from the date hereof to and including November 1, 1996, governed by this Agreement, including any renewal or extension thereof.

                  (b) Section 1.1 of the Original Agreement is hereby amended by adding the following new definition:

                           "Additional Equity" means, from the date hereof, the investment or investments in the capital stock of the Borrowers by Persons not Affiliates in an aggregate amount equal to or greater than Forty-Five Million Dollars ($45,000,000).


                                   SECTION 2

                                    CREDIT

         2.1. Commitments. Section 2.1 of the Original Agreement is hereby amended by substituting the following new Sections 2.1.1 and
2.1.2 in lieu of the existing Sections 2.1.1 and 2.1.2, respectively:

                  2.1.1. Floor Plan Line. Subject to the terms and conditions of this Agreement, the Bank shall make the Floor Plan Line available to Team Fleet in a maximum principal amount equal to the lesser of: (a) the Borrowing Base, or (b) Forty-One Million Dollars ($41,000,000). Advances under the Floor Plan Line shall be evidenced by the Floor Plan Note.

                  2.1.2. Working Capital Line. Subject to the terms and conditions of this Agreement, Bank shall make the Working Capital Line available to Borrowers in the maximum principal amount, together with the aggregate amount of all outstanding Letter of Credit Liabilities, equal to the lesser of: (a) the Borrowing Base, or (b) Thirteen Million Dollars ($13,000,000). Advances under the Working Capital Line shall be evidenced by the Working Capital Note.

                  2.1.3.   Letters of Credit.

                                    (a) Commitment. Section 2.1.3(a) of the
                           Original Agreement is hereby amended by deleting "from the date hereof to and including April 30, 1996 and Seven Million Dollars ($7,000,000) on and after April 1, 1996" commencing in the twelfth
                           (12th) line thereof.

         2.5 Fees. Section 2.5 of the Original Agreement is hereby amended by adding the following new Section 2.5.1A:


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                  2.5.1A.  Amendment Fee.  Borrowers shall pay to Bank a
         non-refundable commitment fee equal to $100,000, payable at the time of the execution of this Sixth Amendment.


                                   SECTION 5

                                   COVENANTS

         5.1. Negative Covenants. The Original Agreement is hereby amended by substituting the following new Section 5.1.15 in lieu of the existing Section 5.1.15:

                  5.1.15. Non-Vehicle Leverage Ratio. Permit Team Rental's Non-Vehicle Leverage Ratio to exceed (a) 1.10 to 1.00 prior to the infusion of Additional Equity and (b) .50 to 1.00 after the infusion of Additional Equity.


                                   SECTION 6

                             CONDITIONS PRECEDENT

         6.2 Conditions to Subsequent Advances under the Facilities. The Original Agreement is hereby amended by substituting the following new Section
6.2.4 in lieu of the existing Section 6.2.4:

                  6.2.4. Expenses. Borrowers shall have reimbursed Bank for all reasonable expenses incurred by Bank in connection with the Facilities, including, without limitation, the Bank's closing attorneys' fees.


                          PART II. CONTINUING EFFECT

         Capitalized terms used herein and not specifically herein defined shall have the meanings ascribed to such terms in the Original Agreement. All other terms, conditions, representations, warranties and covenants contained in the Original Agreement shall remain the same and shall continue in full force and effect. In consideration hereof, the Borrowers represent and warrant that each representation and warranty set forth in the Original Agreement, as hereby amended, remains true and correct as of the date hereof, except to the extent that such representation and warranty is expressly intended to apply solely to an earlier date and that, to its knowledge, there currently exists no offsets, counterclaims or defenses to the performance of the Obligations, nor, except as disclosed on Schedule 1 to the Original Agreement has there occurred any Default or Unmatured Default thereunder, and no Default or Unmatured Default, after giving effect to the transactions contemplated or otherwise covered by this Sixth Amendment, is or shall be occasioned thereby. The representations and warranties contained in the Original Agreement originally shall survive this Sixth Amendment in their original form, except as expressly herein modified, and shall survive as the continuing

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representations and warranties of the Borrowers, except to the extent that such representation and warranty is expressly intended to apply solely to an earlier date. Except as expressly herein provided, the Original Agreement and this Sixth Amendment shall be interpreted, wherever possible, in a manner consistent with one another, but in the event of any irreconcilable inconsistency, this Sixth Amendment shall control. The parties each hereby agree to cooperate in all reasonable requests of each other party hereto, including, without limitation, the execution of financing statements and other documents, which the requesting party deems reasonable, necessary, appropriate or expedient to carry out the intents and purposes of this Sixth Amendment.


                        PART III. CONDITIONS PRECEDENT

         Notwithstanding anything contained in this Sixth Amendment to the contrary, the Bank shall have no obligation under this Sixth Amendment, and this Sixth Amendment shall not be effective, until each of the following conditions precedent have been fulfilled to the satisfaction of the Bank:

                  (a) Each of the conditions set forth in Section 6.2 of the Original Agreement shall have been satisfied;

                  (b) The Bank shall have received each of the following, in form and substance satisfactory to the Bank:

                           (i) The Loan Documents, as amended, including, without limitation, this Sixth Amendment, duly executed in the form approved by the Bank;

                           (ii) A duly executed certificate of the Secretary
                  or any Assistant Secretary of each Borrower and Guarantor
                  (A) certifying as to attached copies of resolutions of the Boards of Directors of each Borrower and Guarantor authorizing the execution, delivery and performance, respectively, of the Loan Documents, as amended, and any other documents provided for in this Sixth Amendment to which the Borrowers or Guarantors are a party, and (B) certifying as complete and correct as to attached copies of the Articles of Incorporation and By-Laws of the Borrowers and the Guarantors, or certifying that such Articles of Incorporation or By-Laws have not been amended (except as shown) since the previous delivery thereof to the Bank; and

                           (iii) All reasonable expenses of the Bank, shall
                  have been reimbursed by the Borrowers, including, without limitation, the Bank's attorneys' fees; and

                  (c) All legal matters incident to this Sixth Amendment shall be reasonably satisfactory to the Bank and its counsel.


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         IN WITNESS WHEREOF, the Borrowers and the Bank have caused this Sixth
Amendment to be executed by their respective officers duly authorized as of the date first above written.

                          TEAM FLEET SERVICES CORPORATION



                          By:____________________________

                          Its:___________________________

                          TEAM RENTAL GROUP, INC.



                          By:___________________________

                          Its:__________________________


                          NBD BANK, N.A.



                          By:___________________________
                             Steven P. Clemens,
                             Vice President













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